UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                       Date of Report: September 28, 2004
                        (Date of earliest event reported)



                           QUEST RESOURCE CORPORATION
             (Exact name of registrant as specified in its charter)



          Nevada                0-17371           88-0182808
     (State or other          (Commission      (I.R.S. Employer
       jurisdiction          File Number)       Identification
   of incorporation or                             Number)
      organization)


                        9520 North May Ave., Suite 300
                         Oklahoma City, Oklahoma 73120
         (Address of principal executive offices, including zip code)



                                (405) 488-1304
             (Registrant's telephone number, including area code)

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

      On September 28, 2004, the board of directors of Quest Resource Corporation (the "Company") determined that, effective as of January 1, 2005, the fiscal year of the Company shall commence on January 1 and end on December 31, of each calendar year.

      Prior to January 1, 2005, the Company's fiscal year commenced on June 1 and ended on May 31. Following the January 1, 2005 change in the Company's fiscal year, the report covering the seven month transition period beginning on June 1, 2004 and ending on December 31, 2004 will be filed on Form 10-KSB.


                                   SIGNATURES
                                   ----------


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               QUEST RESOURCE CORPORATION



                               By: /s/ Jerry D. Cash
                                   ------------------------------
                                   Jerry D. Cash
                                   Chief Executive Officer

      Date: September 28, 2004




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